NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

                                             Date of Issuance: November 18, 2005

                                                                      $2,100,000


                           CONVERTIBLE PROMISSORY NOTE
                               DUE March 17, 2006

      THIS CONVERTIBLE PROMISSORY NOTE is issued by Detto Technologies, Inc., a Delaware corporation (the "Company"), designated as its Convertible Promissory Note, due March 17, 2006 (the "Convertible Note") issued in connection with the Company's purchase of the Holder's shares of the common stock of WhiteCanyon, Inc., a Utah corporation.

      FOR VALUE RECEIVED, the Company promises to pay to Stephen Elderkin or his registered assigns (the "Holder"), the principal sum of $2,100,000 on March 17, 2006 or such earlier date as the Convertible Note is required to be repaid as provided hereunder (the "Maturity Date"), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Convertible Note at the rate of 3% per annum, payable on the Maturity Date as set forth herein. Interest shall be calculated on the basis of a 360-day year and shall accrue on the Maturity Date.

      This Convertible Note is subject to the following additional provisions:

1. Issued Pursuant the Company's Purchase of the Holder's Stock. This Convertible Note has been issued pursuant to the Company's purchase of the Holder's shares of the common stock of WhiteCanyon which, in part, includes the principal amount of this Convertible Note, subject to certain investment representations of the original Holder set forth in a certain Purchase Agreement entered into by the Holder and the Company on November 18, 2005 (the "Purchase Agreement"). This Convertible Note may be transferred or exchanged only in compliance with applicable federal and state securities laws and regulations. Prior to due presentment to the Company for transfer of this Convertible Note, the Company and any agent of the Company may treat the Person in whose name this Convertible Note is duly registered on the Convertible Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Convertible Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

2. Recission Option. Commencing on the Maturity Date and extending until this Convertible Note is fully satisfied, both the Company and the Holder shall have the right to rescind the transactions described in the Purchase Agreement pursuant to Section 2.3 (c) of the Purchase Agreement. Upon exercise of either the Company or the Holder of such recission option, this Convertible Note shall be terminated.

3. Events of Default.

            (a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                  (i) any default in the payment of the principal of, interest on, or liquidated damages in respect of, any Convertible Note, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default is not cured, if possible to cure, within 10 days of notice of such default sent by the Holder;

                  (ii) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing.

            (b) Remedies Upon Default. Subject to Section 3 hereof, if any Event of Default occurs and is continuing, the full principal amount of this Convertible Note, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Convertible Note holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

4. Conversion.

      (a) Conversion Right. At any time after the Original Issue Date, this Convertible Note shall be convertible into shares of Common Stock at the option of the Holder, in whole (and not in part) at any time and from time to time (subject to the limitations on conversion set forth in this Section 3(a) hereof). The Holder shall effect the conversion by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a "Notice of Conversion"), specifying therein the principal amount of Convertible Note to be converted and the date on which such conversion is to be effected (a "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall be required to physically surrender Convertible Note to the Company. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversion. The Holder and any assignee, by acceptance of this Convertible Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of this Convertible Note, the principal amount of this Convertible Note may be less than the amount stated on the face hereof.

      (b) Underlying Shares Issuable Upon Conversion and Pursuant to the Conversion of Principal Amount. The number of shares of Common Stock issuable upon a conversion (the "Underlying Shares") shall equal the quotient of the principal and interest outstanding on the Conversion Date divided by the Conversion Price (as defined herein). The conversion price shall be the ten (10) market day average prior to the Conversion Date of the daily average bid and ask price of the common stock of the Company (the "Conversion Price").

      (d) Deliveries Upon Conversion. Not later than 10 Trading Days after any Conversion Date, the Company will deliver to the Holder a certificate or certificates representing the Underlying Shares representing the number of shares of Common Stock being acquired upon the conversion of Convertible Note (including, if so timely elected by the Company, shares of Common Stock representing the payment of accrued interest).

      (e) Adjustments.

            (i) If the  Company,  at any  time  while  the  Convertible  Note is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Convertible Note, including interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be correspondingly adjusted to take into account of the above transactions. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

            (ii) All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

      (f) The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable.

5. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Convertible Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:

      "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

      "Commission" means the Securities and Exchange Commission.

      "Common Stock" means the common stock, $0.0001 par value per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Original Issue Date" shall mean the date of the first issuance of the Convertible Note regardless of the number of transfers of any Convertible Note and regardless of the number of instruments which may be issued to evidence such Convertible Note.

      "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      "Trading Day" means (a) a day on which the shares of Common Stock are traded on a Principal Market on which the shares of Common Stock are then listed or quoted, or (b) if the shares of Common Stock are not quoted on a Principal Market, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the shares of Common Stock are not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean a Business Day.

      "Underlying Shares" means the shares of Common Stock issuable upon conversion of Convertible Note or as payment of interest in accordance with the terms hereof.

6. Debt Obligation. This Convertible Note is a direct debt obligation of the Company. This Convertible Note ranks pari passu with all other Convertible Notes now or hereafter issued under the terms set forth herein.

7. Replacement of Note. If this Convertible Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Convertible Note, or in lieu of or in substitution for a lost, stolen or destroyed Convertible Note, a new Convertible Note for the principal amount of this Convertible Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Convertible Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

8. Interpretation; Choice of Law. All questions concerning the construction, validity, enforcement and interpretation of this Convertible Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Washington, without regard to the principles of conflicts of law thereof. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Convertible Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Convertible Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

9. Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Convertible Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Convertible Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Convertible Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Convertible Note. Any waiver must be in writing.

10. Miscellaneous. If any provision of this Convertible Note is invalid, illegal or unenforceable, the balance of this Convertible Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Convertible Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.


                              *********************

      IN WITNESS WHEREOF, the Company has caused this Convertible Note to be duly executed by a duly authorized officer as of the date first above indicated.


                                            DETTO TECHNOLOGIES, INC.




                                            By:
                                               -------------------------------
                                            Name:    Larry Mana'o
                                            Title:   Chief Executive Officer

                                     ANNEX A

                              NOTICE OF CONVERSION


The undersigned hereby elects to convert principal under the Convertible Note of Detto Technologies, Inc. (the "Company") into shares of common stock (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The Holder certifies that on the Conversion Date, the representations and warranties made by the Holder on the Purchase Agreement entered into on November 18 ,2005 in Sections 4.28, 4.29, 4.30 and 4.31 are true and correct.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.



                                            HOLDER:


                                            -------------------------------
                                             Stephen Elderkin